UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07890

AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Address of principal executive offices) (Zip code)

Sheri Morris

11 Greenway Plaza, Suite 1000

Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: March 31

Date of reporting period: 9/30/2019

Item 1.	Reports to Stockholders.

Semiannual Report	9/30/2019

Invesco Oppenheimer Municipal Fund*

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800 959 4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

*Prior to the close of business on May 24, 2019, the Fund’s name was Oppenheimer Municipal Fund. See Important Update on the following page for more information.

Important Updates

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it had entered into an agreement whereby Invesco Ltd., a global investment management company would acquire OppenheimerFunds and its subsidiaries (together, “OppenheimerFunds”). After the close of business on May 24, 2019 Invesco Ltd. completed the acquisition of OppenheimerFunds. This Fund was included in that acquisition and as of that date, became part of the Invesco family of funds. Please visit invesco.com for more information or call Invesco’s Client Services team at 800-959-4246.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 9/30/19

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays
			Municipal Bond Index
6-Month	5.35%	0.88%	3.74%
1-Year	11.12	6.41	8.55
5-Year	4.47	3.57	3.66
10-Year	5.96	5.50	4.16

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Fund returns include changes in share price, reinvested distributions and a 4.25% maximum applicable sales charge except where “without sales charge” is indicated. Returns for periods of less than one year are cumulative and not annualized. As the result of a reorganization after the close of business on May 24, 2019, the returns of the Fund for periods on or prior to May 24, 2019 reflect performance of the Oppenheimer predecessor fund. Share class returns will differ from those of the predecessor fund because they have different expenses. Returns do not consider capital gains or income taxes on an individual’s investment. See Fund prospectus and summary prospectus for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

3      INVESCO OPPENHEIMER MUNICIPAL FUND

Top Holdings and Allocations

TOP TEN CATEGORIES
Marine/Aviation Facilities	12.8%
Higher Education	9.6
Highways/Commuter Facilities	7.7
Diversified Financial Services	7.0
Tax Increment Financing (TIF)	6.5
Hospital/Healthcare	6.1
Adult Living Facilities	5.7
Electric Utilities	5.3
Special Tax	4.9
Education	4.7

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of September 30, 2019 and are based on total assets.

CREDIT ALLOCATION
	NRSRO-	Adviser-
	Rated	Rated	Total
AAA	7.3%	0.0%	7.3%
AA	27.2	0.0	27.2
A	26.7	0.0	26.7
BBB	20.6	5.2	25.8
BB or lower	3.7	9.3	13.0
Total	85.5%	14.5%	100.0%

The percentages above are based on the market value of the securities as of September 30, 2019 and are subject to change. Invesco Advisers, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as S&P Global Ratings (S&P). For any security rated by an NRSRO other than S&P, the adviser, Invesco Advisers, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A, and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information. For more current Fund holdings, please visit invesco.com.

4      INVESCO OPPENHEIMER MUNICIPAL FUND

Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 9/30/19

	Inception					Since
	Date	6-Month	1-Year	5-Year	10-Year	Inception
Class A (OPAMX)	11/7/06	5.35%	11.12%	4.47%	5.96%	4.49%
Class C (OPCMX)	11/7/06	5.10	10.52	3.74	5.19	3.87
Class Y (OPYMX)	7/29/11	5.48	11.39	4.59	N/A	5.75
Class R6 (IOMUX)*	5/24/19	5.44	11.22	4.49	5.96	N/A

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 9/30/19

	Inception					Since
	Date	6-Month	1-Year	5-Year	10-Year	Inception
Class A (OPAMX)	11/7/06	0.88%	6.41%	3.57%	5.50%	4.15%
Class C (OPCMX)	11/7/06	4.10	9.52	3.74	5.19	3.87
Class Y (OPYMX)	7/29/11	5.48	11.39	4.59	N/A	5.75
Class R6 (IOMUX)*	5/24/19	5.44	11.22	4.49	5.96	N/A

* Class R6 shares’ performance shown prior to the inception date (after the close of business on May 24, 2019) is that of the predecessor fund’s Class A shares at net asset value (NAV) and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements.

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Performance shown at NAV does not include the applicable front-end sales charge, which would have reduced the performance. The current maximum initial sales charge for Class A shares is 4.25%, and the contingent deferred sales charge for Class C shares is 1% for the 1-year period. Class Y and Class R6 shares have no sales charge; therefore, performance is at NAV. Effective after the close of business on May 24, 2019, Class A, Class C, and Class Y shares of the predecessor fund were reorganized into Class A, Class C, and Class Y shares, respectively, of the Fund. Class R6 shares’ performance shown prior to the inception date is that of the predecessor fund’s Class A shares at NAV and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements. Returns shown for Class A, Class C, Class Y, and Class R6 shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the predecessor fund because of different expenses. See Fund prospectuses and summary prospectuses for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

The Fund’s performance is compared to the performance of the Bloomberg Barclays Municipal Bond Index, an index of a broad range of investment-grade municipal bonds that measures the performance of the general municipal bond market. The index is unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the index. Index performance includes reinvestment of income,

5      INVESCO OPPENHEIMER MUNICIPAL FUND

but does not reflect transaction costs, fees, expenses, or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Investments in tobacco settlement bonds, which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

Before investing, investors should carefully read the prospectus and/or summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the fund(s), investors should ask their advisors for a prospectus/summary prospectus or visit invesco.com/fundprospectus.

Shares of Invesco funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

6      INVESCO OPPENHEIMER MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 30, 2019.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended September 30, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

7      INVESCO OPPENHEIMER MUNICIPAL FUND

Actual	Beginning Account Value April 1, 2019	Ending Account Value September 30, 2019	Expenses Paid During 6 Months Ended September 30, 2019[1,2]
Class A	$1,000.00	$1,053.50	$3.96
Class C	1,000.00	1,051.00	6.79
Class Y	1,000.00	1,054.80	2.67
Class R6	1,000.00	1,054.40	1.52

Hypothetical (5% return before expenses)
Class A	1,000.00	1,021.15	3.90
Class C	1,000.00	1,018.40	6.68
Class Y	1,000.00	1,022.40	2.63
Class R6	1,000.00	1,022.90	2.13

1. Actual expenses paid for Class A, C and Y are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Actual expenses paid for Class R6 are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 129/366 to reflect the period from after the close of business on May 24, 2019 (inception of offering) to September 30, 2019.

2. Hypothetical expenses paid for all classes are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended September 30, 2019 for Classes A, C and Y and for the period from after the close of business on May 24, 2019 (inception of offering) to September 30, 2019 for Class R6 are as follows:

Class	Expense Ratios
Class A	0.77%
Class C	1.32
Class Y	0.52
Class R6	0.42

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

8      INVESCO OPPENHEIMER MUNICIPAL FUND

SCHEDULE OF INVESTMENTS September 30, 2019 Unaudited

Principal Amount		Coupon		Maturity	Value
Municipal Bonds and Notes—94.3%
Alabama—0.9%
$1,000,000	Tuscaloosa County, AL IDA (Hunt Refining)	4.500%		05/01/2032	$1,118,770

Alaska—0.9%
1,000,000	AK Municipal Bond Bank Authority	5.000		02/01/2034	1,202,570

Arizona—3.9%
100,000	AZ IDA (Mater Academy of Nevada)	5.250		12/15/2038	108,728
300,000	Festival Ranch, AZ Community Facilities District	4.000		07/15/2034	337,011
350,000	Festival Ranch, AZ Community Facilities District	4.000		07/15/2034	393,180
1,000,000	Maricopa County, AZ IDA (Benjamin Franklin Charter School)	6.000		07/01/2052	1,143,400
340,000	Maricopa County, AZ Pollution Control (Southern California Edison Co.)	5.000		06/01/2035	347,354
2,000,000	Salt Verde, AZ Financial Corp.	5.000		12/01/2037	2,698,000
					5,027,673

California—6.4%
1,000,000	CA Municipal Finance Authority (Lax Integrated Express Solutions)	5.000		12/31/2035	1,212,110
1,000,000	CA Municipal Finance Authority (Lax Integrated Express Solutions)	5.000		12/31/2037	1,202,780
10,800,000	CA Silicon Valley Tobacco Securitization Authority	7.049	[1]	06/01/2056	1,027,512
500,000	CA Statewide Financing Authority Tobacco Settlement	9.840	[1]	06/01/2055	21,140
2,000,000	Oak Grove, CA School District	0.000	[2]	08/01/2042	1,140,840
25,000	Oxnard, CA Gas Tax	4.625		09/01/2032	25,066
1,000,000	San Jose, CA Airport (Norman Y Mineta San Jose International Airport)	5.000		03/01/2041	1,186,010
1,670,000	San Jose, CA Airport (Norman Y Mineta San Jose International Airport)	5.000		03/01/2047	1,964,905
3,000,000	Southern CA Tobacco Securitization Authority	8.000	[1]	06/01/2046	439,560
					8,219,923

Colorado—0.4%
500,000	Hunting Hill, CO Metropolitan District	5.625		12/01/2048	528,910

Connecticut—0.0%
15,000	South Central, CT Regional Water Authority	4.500		08/01/2038	15,029

District of Columbia—2.7%
5,000	District of Columbia (Hsg. Production Trust-New Communities Project)	4.250		06/01/2037	5,009
1,500,000	Metropolitan Washington D.C. Airport Authority	5.000		10/01/2040	1,851,165

9      INVESCO OPPENHEIMER MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
District of Columbia (Continued)
$1,500,000	Metropolitan Washington D.C. Airport Authority (Dulles Toll Road)	5.000%		10/01/2053	$1,607,700
					3,463,874

Florida—2.0%
2,510,000	Jea, FL Water & Sewer System	1.590	[3]	10/01/2036	2,510,000
100,000	Lake Helen, FL Educational Facilities (Ivy Hawn Charter School)	5.750		07/15/2053	107,033
25,000	Miami Beach, FL Health Facilities Authority (Mt. Sinai Medical Center)	4.250		11/15/2034	25,065
					2,642,098

Georgia—5.7%
1,275,000	Atlanta, GA Tax Allocation (Beltline)	5.000		01/01/2026	1,286,768
1,035,000	Cobb County, GA Kennestone Hospital Authority (CHosp/PMedC/DHosp/KH/WHS/CHSF/WGMC/WAMC/WNFH/WSRH/WSGH/WMG Obligated Group)	5.000		04/01/2042	1,216,363
100,000	Floyd County, GA Devel. Authority (Lavender Mountain Senior Living)	5.750		12/01/2033	103,645
285,000	Floyd County, GA Devel. Authority (Lavender Mountain Senior Living)	6.250		12/01/2048	297,457
165,000	Floyd County, GA Devel. Authority (Lavender Mountain Senior Living)	6.500		12/01/2053	173,676
115,000	Floyd County, GA Devel. Authority (Spires at Berry College)	6.000		12/01/2038	119,373
285,000	GA Main Street Natural Gas	5.000		05/15/2049	393,850
1,000,000	GA Municipal Electric Authority	5.000		01/01/2044	1,182,270
2,000,000	Houston County, GA Healthcare System	5.000		10/01/2031	2,211,840
100,000	Oconee County, GA IDA (Westminster Presbyterian Homes)	5.500	[3]	12/01/2053	103,330
250,000	Oconee County, GA IDA (Westminster Presbyterian Homes)	6.375		12/01/2053	266,113
					7,354,685

Illinois—0.1%
25,000	Chicago, IL GO	4.500		01/01/2028	25,055
30,000	Chicago, IL GO	4.500		01/01/2028	30,067
100,000	IL Sports Facilities Authority	5.000		06/15/2030	119,710
					174,832

Indiana—3.8%
2,500,000	IN Finance Authority Wastewater (Citizens Wastewater of Westfield)	5.000		10/01/2048	3,070,225

10      INVESCO OPPENHEIMER MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Indiana (Continued)
$1,500,000	Indianapolis, IN Local Public Improvement Bond Bank	5.000%	02/01/2049	$1,847,310
				4,917,535

Iowa—0.2%
100,000	Clear Lake, IA Senior Hsg. (Timbercrest Apartments)	6.000	10/01/2048	109,862
200,000	IA Tobacco Settlement Authority (TASC)	5.625	06/01/2046	200,040
				309,902

Kentucky—1.4%
1,500,000	KY Property & Building Commission	5.000	05/01/2032	1,847,670

Louisiana—1.8%
2,000,000	New Orleans, LA Aviation Board	5.000	01/01/2048	2,303,800

Massachusetts—2.4%
5,000	MA Devel. Finance Agency (Park School Corp.)	4.500	09/01/2036	5,011
2,555,000	MA Transportation Fund (Rail Enhancement & Accelerated Bridge Programs)	5.000	06/01/2047	3,058,846
				3,063,857

Michigan—2.1%
150,000	Detroit, MI Downtown Devel. Authority	5.000	07/01/2043	167,415
1,350,000	Detroit, MI Downtown Devel. Authority	5.000	07/01/2048	1,504,156
1,000,000	MI Finance Authority (Lawrence Technological University)	5.250	02/01/2032	1,108,120
				2,779,691

Minnesota—13.7%
25,000	Anoka County, MN Hsg. & Redevel. Authority (Premier FMC)	6.625	05/01/2030	25,405
1,000,000	Anoka County, MN Hsg. & Redevel. Authority (Woodland Park Apartments)	5.000	04/01/2027	1,002,380
650,000	Brooklyn Park, MN Charter School (Athlos Leadership Academy)	5.500	07/01/2035	700,960
365,000	Buffalo, MN Health Care (Central Minnesota Senior Hsg.)	5.375	09/01/2026	365,190
10,000	Buffalo, MN Health Care (Central Minnesota Senior Hsg.)	5.500	09/01/2033	10,003
1,000,000	Chicago, MN Hsg. & Healthcare (CDL Homes)	6.000	08/01/2043	1,084,360
200,000	Cokato, MN Senior Hsg. (Cokato Charitable Trust)	5.250	12/01/2026	200,080
750,000	Dakota County, MN Community Devel. Agency (Ebenezer Ridges Assisted Living)	5.750	11/01/2033	786,045
2,300,000	Dakota County, MN Community Devel. Agency (Sanctuary at West St. Paul)	6.000	08/01/2035	2,374,543
500,000	Hayward, MN Hsg. & Health Care Facilities (St. John’s Lutheran Home of Alberta)	5.375	10/01/2044	521,200

11      INVESCO OPPENHEIMER MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
Minnesota (Continued)
$115,000	International Falls, MN Solid Waste Disposal (Boise Cascade Corp.)	6.850%	12/01/2029	$116,734
250,000	Little Canada, MN Senior Hsg. (PHS/Mayfield)	6.000	12/01/2030	250,320
500,000	Maplewood, MN Health Care Facility (VOA Care Centers)	5.375	10/01/2024	500,525
3,019	Minneapolis & St. Paul, MN Hsg. Finance Board (Single Family Mtg.)	5.000	12/01/2038	3,021
14,358	Minneapolis & St. Paul, MN Hsg. Finance Board (Single Family Mtg.)	5.250	12/01/2040	14,408
10,000	Minneapolis & St. Paul, MN Hsg. Finance Board (Single Family Mtg.)	5.520	03/01/2041	10,094
500,000	Minneapolis, MN Devel. (Limited Tax Supported Community Bond Fund)	6.000	12/01/2040	525,875
150,000	MN HEFA (College of St. Scholastica)	6.000	12/01/2028	151,138
500,000	MN HEFA (College of St. Scholastica)	6.300	12/01/2040	504,040
500,000	MN HEFA (Hamline University)	5.000	10/01/2040	567,160
1,050,000	MN HFA (Rental Hsg.)	5.300	08/01/2044	1,147,293
750,000	MN Municipal Power Agency	5.250	10/01/2035	777,810
1,000,000	Ramsey, MN (Pact Charter School)	5.500	12/01/2033	1,058,530
750,000	Rochester, MN Health Care Facilities (Olmstead Medical Center)	5.875	07/01/2030	772,897
175,000	St. Louis Park, MN EDA (Hoigaard Village)	5.000	02/01/2023	175,182
500,000	St. Paul, MN Hsg. & Redevel. Authority (2700 University Westgate Station)	5.250	04/01/2043	516,090
25,000	St. Paul, MN Hsg. & Redevel. Authority (Allina Health System)	5.250	11/15/2028	25,123
300,000	St. Paul, MN Hsg. & Redevel. Authority (Great Northern Lofts)	6.250	03/01/2029	289,449
375,000	St. Paul, MN Hsg. & Redevel. Authority (Nova Classical Academy)	6.375	09/01/2031	403,879
1,375,000	St. Paul, MN Port Authority (Regions Hospital Parking Ramp)	5.000	08/01/2036	1,377,888
900,000	Stillwater, MN Multifamily (Orleans Homes)	5.375	02/01/2032	900,990
510,000	Stillwater, MN Multifamily (Orleans Homes)	5.500	02/01/2042	510,469
				17,669,081

Missouri—3.4%
900,000	Boone County, MO Hospital (Boone Hospital Center)	5.000	08/01/2031	955,161
500,000	MO H&EFA (Maryville University of St. Louis)	5.000	06/15/2045	585,230
2,395,000	St. Louis, MO Land Clearance Authority (Scottrade Center)	5.000	04/01/2048	2,810,365
100,000	Western Gateway, MO Transportation Devel. District (I-470)	5.250	12/01/2048	104,793
				4,455,549

New Jersey—0.2%
100,000	NJ EDA (Golden Door Charter School)	6.500	11/01/2052	113,176

12      INVESCO OPPENHEIMER MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
New Jersey (Continued)
$95,000	NJ EDA (Newark Downtown District Management Corp.)	5.125%		06/15/2037	$114,197
					227,373

New York—11.1%
2,150,000	Hudson Yards, NY Infrastructure Corp.	5.000		02/15/2045	2,576,388
2,000,000	L.I., NY Power Authority	5.000		09/01/2042	2,414,620
2,000,000	NY MTA, Series B	5.000		11/15/2044	2,256,020
2,335,000	NYS Liberty Devel. Corp. (Goldman Sachs Headquarters)	5.250		10/01/2035	3,207,776
1,395,000	NYS Thruway Authority	5.250		01/01/2056	1,633,252
2,000,000	Syracuse, NY IDA (Carousel Center)	5.000		01/01/2034	2,198,720
					14,286,776

North Carolina—0.9%
10,000	Nash, NC Health Care Systems	5.000		11/01/2030	10,025
1,000,000	NC Turnpike Authority (Monroe Connector System)	5.000		07/01/2047	1,141,520
					1,151,545

Ohio—3.0%
1,000,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	5.750		06/01/2034	1,001,480
500,000	Gallia County, OH Hospital Facilities (Holzer/HHlthS/HMCG/HMCJ Obligated Group)	8.000		07/01/2042	565,210
2,000,000	OH Higher Education Facility Commission (University of Findlay)	5.000		03/01/2039	2,283,680
					3,850,370

Oregon—1.0%
1,250,000	Multnomah Clackamas County, OR School District No. 10	3.606	[1]	06/15/2038	696,475
1,000,000	Multnomah Clackamas County, OR School District No. 10	3.646	[1]	06/15/2039	533,400
					1,229,875

Pennsylvania—5.5%
145,000	Dallas, PA Area Municipal Authority (Misericordia University)	5.000		05/01/2039	165,428
560,000	Dallas, PA Area Municipal Authority (Misericordia University)	5.000		05/01/2048	630,549
1,500,000	Luzerne County, PA IDA (Pennsylvania-American Water Company)	5.500		12/01/2039	1,510,545
750,000	PA State Public School Building Authority (Philadelphia School District)	5.000		06/01/2031	896,347
1,905,000	PA Turnpike Commission	5.000		12/01/2041	2,184,559

13      INVESCO OPPENHEIMER MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
Pennsylvania (Continued)
$1,475,000	Philadelphia, PA Authority for Industrial Devel. (LaSalle University)	5.000%		05/01/2037	$1,681,411
					7,068,839

Rhode Island—0.2%
2,080,000	RI Tobacco Settlement Financing Corp. (TASC)	7.212	[1]	06/01/2052	281,050

South Carolina—1.3%
1,500,000	SC Public Service Authority	5.000		12/01/2050	1,704,645

Tennessee—0.1%
100,000	Nashville, TN Metropolitan Development & Hsg. Agency (Fifth & Broadway Devel. District)	5.125		06/01/2036	110,710

Texas—4.1%
100,000	Arlington, TX Higher Education Finance Corp. (Winfree Academy Charter School)	5.750		08/15/2043	112,069
2,000,000	Austin, TX Community College District	5.000		08/01/2042	2,415,680
500,000	Clifton, TX Higher Education Finance Corp. (International American Education Federation)	6.125		08/15/2048	560,340
15,000	San Jacinto, TX River Authority	4.375		10/01/2035	15,001
1,860,000	TX Municipal Gas Acquisition & Supply Corp.	6.250		12/15/2026	2,170,732
					5,273,822

Utah—4.1%
1,000,000	Salt Lake City, UT Airport	5.000		07/01/2043	1,199,890
1,500,000	Salt Lake City, UT Airport	5.000		07/01/2047	1,790,355
2,000,000	Salt Lake City, UT Airport	5.000		07/01/2047	2,348,320
					5,338,565

Virginia—0.9%
1,000,000	Farmville, VA IDA (Longwood Hsg. Foundation)	5.000		01/01/2055	1,129,470

Washington—2.3%
2,000,000	Central Puget Sound, WA Regional Transit Authority	5.000		11/01/2046	3,001,960

Wisconsin—7.8%
1,235,000	Somers Village, WI Tax Increment	4.850		06/01/2036	1,326,390
2,100,000	WI Public Finance Authority (CHF-Wilmington- University of North Carolina)	5.000		07/01/2058	2,443,056
1,000,000	WI Public Finance Authority (Evergreens Retirement Community)	5.000		11/15/2049	1,148,100
100,000	WI Public Finance Authority (North Carolina Leadership Academy)	5.000		06/15/2039	106,945
100,000	WI Public Finance Authority (Traders Point Christian Schools)	5.375		06/01/2044	104,361
100,000	WI Public Finance Authority (Traders Point Christian Schools)	5.500		06/01/2054	104,177

14      INVESCO OPPENHEIMER MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
Wisconsin (Continued)
$500,000	WI Public Finance Authority Charter School (Barton College)	5.000%	03/01/2048	$534,965
1,775,000	WI Public Finance Authority Charter School (Denver International Airport Great Hall)	5.000	09/30/2049	1,829,652
1,500,000	WI Public Finance Authority Educational Facility (Wingate University)	5.250	10/01/2048	1,736,040
500,000	WI Public Finance Authority Student Hsg. (Appalachian State University)	5.000	07/01/2035	601,610
100,000	WI Public Finance Authority Student Hsg. (Appalachian State University)	5.000	07/01/2058	114,011
				10,049,307

Total Investments, at Value (Cost $112,937,504)—94.3%				121,799,756
Net Other Assets (Liabilities)—5.7				7,402,826
Net Assets—100.0%				$129,202,582

Footnotes to Statement of Investments

1. Zero coupon bond reflects effective yield on the original acquisition date.

2. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

3. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

To simplify the listings of securities, abbreviations are used per the table below:
CHF	City Hospital Foundation
CHosp	Cobb Hospital
CHSF	CHS Foundation
DHosp	Douglas Hospital
EDA	Economic Devel. Authority
GO	General Obligation

H&EFA	Health and Educational Facilities Authority
HEFA	Higher Education Facilities Authority
HFA	Housing Finance Agency
HHlthS	Holzer Health Systems
HMCG	Holzer Medical Center-Gallipolis
HMCJ	Holzer Medical Center-Jackson
IDA	Industrial Devel. Agency
KH	Kennestone Hospital
L.I.	Long Island
MTA	Metropolitan Transportation Authority
NYS	New York State
PHS	Pinnacle Health System
PMedC	Paulding Medical Center

TASC	Tobacco Settlement Asset-Backed Bonds

15      INVESCO OPPENHEIMER MUNICIPAL FUND

SCHEDULE OF INVESTMENTS Unaudited / Continued

To simplify the listings of securities, abbreviations are used per the table below: (Continued)

VOA	Volunteers of America
WAMC	WellStar Atlanta Medical Center
WGMC	West Georgia Medical Center
WHS	WellStar Health System
WMG	WellStar Medical Group
WNFH	WellStar North Fulton Hospital
WSGH	WellStar Sylvan Grove Hospital
WSRH	WellStar Spalding Regional Hospital

See accompanying Notes to Financial Statements.

16      INVESCO OPPENHEIMER MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES September 30, 2019 Unaudited

Assets
Investments, at value (cost $112,937,504)—see accompanying schedule of investments	$121,799,756
Cash	6,056,982
Receivables and other assets:
Interest	1,506,697
Shares of beneficial interest sold	64,420
Other	24,960

Total assets	129,452,815
Liabilities
Payables and other liabilities:
Dividends	78,918
Shares of beneficial interest redeemed	58,260
Distribution and service plan fees	34,660
Transfer and shareholder servicing agent fees	24,339
Shareholder communications	13,790
Trustees’ compensation	4,700
Advisory fees	1,377
Administration fees	36
Other	34,153

Total liabilities	250,233
Net Assets	$129,202,582

Composition of Net Assets
Shares of beneficial interest	$120,149,383
Total distributable earnings	9,053,199

Net Assets	$129,202,582

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $68,979,677 and 5,090,071 shares of beneficial interest outstanding)	$13.55
Maximum offering price per share (net asset value plus sales charge of 4.25% of offering price)	$14.15
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $25,096,566 and 1,852,790 shares of beneficial interest outstanding)	$13.55
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $35,116,142 and 2,591,894 shares of beneficial interest outstanding)	$13.55
Class R6 Shares:
Net asset value, redemption price and offering price per share (based on net assets of $10,197 and 752.45 shares of beneficial interest outstanding)	$13.55

See accompanying Notes to Financial Statements.

17      INVESCO OPPENHEIMER MUNICIPAL FUND

STATEMENT

OF OPERATIONS For the Six Months Ended September 30, 2019 Unaudited

Investment Income
Interest	$2,187,219
Expenses
Advisory fees	231,342
Administration fees	6,001
Distribution and service plan fees:
Class A	77,969
Class C	129,288
Transfer and shareholder servicing agent fees:
Class A	27,449
Class C	11,422
Class Y	13,286
Class R6	1
Shareholder communications:
Class A	7,103
Class C	3,101
Class Y	3,550
Class R6	1
Borrowing fees	36,967
Legal, auditing and other professional fees	35,951
Trustees’ compensation	5,307
Interest expense on borrowings	3,653
Custodian fees and expenses	509
Other	10,831

Total expenses	603,731
Less waivers and reimbursement of expenses	(114,566)

Net expenses	489,165
Net Investment Income	1,698,054
Realized and Unrealized Gain (Loss)
Net realized gain on investment transactions	1,181,349
Net change in unrealized appreciation/(depreciation) on investment transactions	3,191,557
Net Increase in Net Assets Resulting from Operations	$6,070,960

See accompanying Notes to Financial Statements.

18      INVESCO OPPENHEIMER MUNICIPAL FUND

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019
Operations
Net investment income	$1,698,054	$3,860,811
Net realized gain (loss)	1,181,349	(1,639,412)
Net change in unrealized appreciation/(depreciation)	3,191,557	4,969,872

Net increase in net assets resulting from operations	6,070,960	7,191,271

Dividends and/or Distributions to Shareholders
Distributions to shareholders from distributable earnings:
Class A	(1,100,902)	(1,997,175)
Class B	—	(559)
Class C	(373,782)	(802,080)
Class Y	(574,094)	(987,797)
Class R6	(136)	—

Total distributions from distributable earnings	(2,048,914)	(3,787,611)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	12,064,706	(7,832,734)
Class B	—	(210,614)
Class C	(1,775,105)	(4,327,783)
Class Y	7,905,854	(2,214,502)
Class R6	10,000	—

Total beneficial interest transactions	18,205,455	(14,585,633)

Net Assets
Total increase (decrease)	22,227,501	(11,181,973)
Beginning of period	106,975,081	118,157,054

End of period	$129,202,582	$106,975,081

See accompanying Notes to Financial Statements.

19      INVESCO OPPENHEIMER MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Operating Data
Net asset value, beginning of period	$13.09	$12.68	$12.71	$13.12	$13.16	$12.64
Income (loss) from investment operations:
Net investment income[1]	0.19	0.48	0.45	0.49	0.44	0.56
Net realized and unrealized gain (loss)	0.50	0.40	(0.01)	(0.43)	0.01	0.51

Total from investment operations	0.69	0.88	0.44	0.06	0.45	1.07
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.23)	(0.47)	(0.47)	(0.47)	(0.49)	(0.55)
Net asset value, end of period	$13.55	$13.09	$12.68	$12.71	$13.12	$13.16

Total Return, at Net Asset Value[2]	5.35%	7.12%	3.49%	0.37%	3.51%	8.58%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$68,980	$54,800	$60,899	$73,607	$84,636	$81,518
Average net assets (in thousands)	$62,572	$53,900	$66,638	$81,810	$82,128	$82,896
Ratios to average net assets:[3]
Net investment income	2.91%	3.76%	3.49%	3.73%	3.40%	4.28%
Expenses excluding specific expenses listed below	0.84%	0.99%	0.98%	0.96%	0.97%	0.96%
Interest and fees from borrowings	0.07%	0.13%	0.12%	0.14%	0.25%	0.26%
Interest and fees on short-term floating rate notes issued	0.00%	0.07%[4]	0.03%[4]	0.06%[4]	0.04%[4]	0.03%[4]

Total expenses	0.91%	1.19%	1.13%	1.16%	1.26%	1.25%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.77%	0.95%	0.95%	1.00%	1.09%	1.09%
Portfolio turnover rate[5]	11%	79%	9%	12%	14%	13%

20      INVESCO OPPENHEIMER MUNICIPAL FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

21      INVESCO OPPENHEIMER MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Operating Data
Net asset value, beginning of period	$13.08	$12.66	$12.70	$13.11	$13.14	$12.63
Income (loss) from investment operations:
Net investment income[1]	0.16	0.39	0.35	0.39	0.35	0.46
Net realized and unrealized gain (loss)	0.50	0.41	(0.02)	(0.43)	0.01	0.50

Total from investment operations	0.66	0.80	0.33	(0.04)	0.36	0.96
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.19)	(0.38)	(0.37)	(0.37)	(0.39)	(0.45)
Net asset value, end of period	$13.55	$13.08	$12.66	$12.70	$13.11	$13.14

Total Return, at Net Asset Value[2]	5.10%	6.47%	2.65%	(0.38)%	2.83%	7.70%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$25,097	$25,961	$29,457	$33,510	$37,744	$32,303
Average net assets (in thousands)	$25,857	$26,690	$31,061	$36,761	$34,412	$29,501
Ratios to average net assets:[3]
Net investment income	2.36%	3.10%	2.73%	2.99%	2.65%	3.51%
Expenses excluding specific expenses listed below	1.59%	1.75%	1.73%	1.73%	1.72%	1.72%
Interest and fees from borrowings	0.07%	0.13%	0.12%	0.14%	0.25%	0.26%
Interest and fees on short-term floating rate notes issued	0.00%	0.07%[4]	0.03%[4]	0.06%[4]	0.04%[4]	0.03%[4]

Total expenses	1.66%	1.95%	1.88%	1.93%	2.01%	2.01%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.32%	1.62%	1.70%	1.75%	1.84%	1.84%
Portfolio turnover rate[5]	11%	79%	9%	12%	14%	13%

22      INVESCO OPPENHEIMER MUNICIPAL FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

23      INVESCO OPPENHEIMER MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended September 30, 2019 (Unaudited)	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Operating Data
Net asset value, beginning of period	$13.09	$12.68	$12.71	$13.12	$13.16	$12.64
Income (loss) from investment operations:
Net investment income[1]	0.21	0.49	0.45	0.50	0.45	0.56
Net realized and unrealized gain (loss)	0.50	0.41	(0.00)[2]	(0.43)	0.01	0.52

Total from investment operations	0.71	0.90	0.45	0.07	0.46	1.08
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.25)	(0.49)	(0.48)	(0.48)	(0.50)	(0.56)
Net asset value, end of period	$13.55	$13.09	$12.68	$12.71	$13.12	$13.16

Total Return, at Net Asset Value[3]	5.48%	7.26%	3.57%	0.45%	3.60%	8.67%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$35,116	$26,214	$27,590	$21,199	$18,298	$15,169
Average net assets (in thousands)	$30,403	$25,778	$26,900	$20,663	$16,327	$9,523
Ratios to average net assets:[4]
Net investment income	3.16%	3.89%	3.55%	3.81%	3.49%	4.29%
Expenses excluding specific expenses listed below	0.60%	0.74%	0.72%	0.73%	0.72%	0.71%
Interest and fees from borrowings	0.07%	0.13%	0.12%	0.14%	0.25%	0.26%
Interest and fees on short-term floating rate notes issued	0.00%	0.07%[5]	0.03%[5]	0.06%[5]	0.04%[5]	0.03%[5]

Total expenses	0.67%	0.94%	0.87%	0.93%	1.01%	1.00%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.52%	0.82%	0.87%	0.93%	1.01%	1.00%
Portfolio turnover rate[6]	11%	79%	9%	12%	14%	13%

24      INVESCO OPPENHEIMER MUNICIPAL FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

25      INVESCO OPPENHEIMER MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class R6	Period Ended September 30, 2019 (Unaudited)[1]
Per Share Operating Data
Net asset value, beginning of period	$13.29
Income (loss) from investment operations:
Net investment income[2]	0.16
Net realized and unrealized gain	0.27

Total from investment operations	0.43
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.17)
Net asset value, end of period	$13.55

Total Return, at Net Asset Value[3]	3.26%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10
Average net assets (in thousands)	$10
Ratios to average net assets:[4]
Net investment income	3.25%
Expenses excluding specific expenses listed below	0.54%
Interest and fees from borrowings	0.07%

Total expenses	0.61%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.42%
Portfolio turnover rate[5]	11%

1. For the period from after the close of business on May 24, 2019 (inception of offering) to September 30, 2019.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

26      INVESCO OPPENHEIMER MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS September 30, 2019 Unaudited

Note 1 - Significant Accounting Policies

Invesco Oppenheimer Municipal Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of such Fund or each class.

Prior to the close of business on May 24, 2019, the Fund operated as Oppenheimer Municipal Fund (the “Acquired Fund” or “Predecessor Fund”). The Acquired Fund was reorganized after the close of business on May 24, 2019 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).

Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class C, and Class Y shares received the corresponding class of shares of the Fund. Class R6 shares commenced operations on the Reorganization Date.

The Fund’s investment objective is to seek tax free income.

The Fund currently consists of four different classes of shares: Class A, Class C, Class Y, and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment Company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision

27      INVESCO OPPENHEIMER MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.  Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment transactions reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

28      INVESCO OPPENHEIMER MUNICIPAL FUND

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.  Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.  Distributions - Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from accounting principles generally accepted in the United States of America (“GAAP”), are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Adviser.

E.  Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.  Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are allocated to each share class based on relative net assets. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.  Accounting Estimates - The financial statements are prepared on a basis in conformity

29      INVESCO OPPENHEIMER MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.  Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.   Other Risks - The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

Note 2 - Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Fee Schedule*
Up to $500 million	0.40%
Next $500 million	0.35
Next $500 million	0.30
Over $1.5 billion	0.28

*The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the six months ended September 30, 2019, the effective advisory fees incurred by the Fund was 0.39%.

From the beginning of the fiscal period until the date of the Reorganization, the Acquired

30      INVESCO OPPENHEIMER MUNICIPAL FUND

Fund paid $64,804 in advisory fees to OFI Global Asset Management, Inc. based on the annual rates above of the Acquired Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

Effective on the Reorganization Date, the Adviser has contractually agreed, through at least May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y and Class R6 shares to 0.70%, 1.25%, 0.45% and 0.35 % respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

For the six months ended September 30, 2019, the Adviser reimbursed fund expenses of $46,553, $45,177, $22,829 and $7 for Class A, Class C, Class R, and Class Y, respectively.

Prior to the Reorganization, the OFI Global Asset Management, Inc. had contractually agreed to waive fees and/or reimburse expenses of Class A, Class C and Class Y shares to 0.70%, 1.25% and 0.45%, respectively, of the Acquired Fund’s average daily net assets.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended September 30, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administration fees. Additionally, Invesco has entered into service agreements whereby CitiBank serves as custodian to the Fund. Prior to the Reorganization, the Acquired Fund paid administrative fees to OFI Global Asset Management, Inc.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments

31      INVESCO OPPENHEIMER MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Prior to the Reorganization, the Acquired Fund paid transfer agent fees to OFI Global Asset Management, Inc. and Shareholder Services, Inc. For the six months ended September 30, 2019, expenses incurred under these agreements are shown in the Statement of Operations as Transfer and shareholder servicing agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C (collectively the “Plan”). The Fund, pursuant to the Class A Plan, reimbursed IDI in an amount up to an annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund plans. Prior to the Reorganization, the Acquired Fund paid distribution fees to OppenheimerFunds Distributor, Inc. For the six months ended September 30, 2019, expenses incurred under the plans are shown in the Statement of Operations as Distribution and service plan fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended September 30, 2019, IDI advised the Fund that IDI retained $2667 in front-end sales commissions from the sale of Class A shares and $469 from Class C shares for CDSC imposed on redemptions by shareholders. From the beginning of the fiscal year to the date of the Reorganization, OppenheimerFunds Distributor, Inc. retained $3,176 in front–end sales commissions from the sale of Class A shares and $150 from Class A shares for CDSC imposed on redemption by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Note 3 - Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant

32      INVESCO OPPENHEIMER MUNICIPAL FUND

unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 — Prices are determined using quoted prices in an active market for identical assets.

Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of September 30, 2019, all of the securities in this Fund were valued based on Level 2 inputs. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Note 4 - Trustee and Officer Fees and Benefits

The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan.

During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$28
Payments Made to Retired Trustees	—
Accumulated Liability as of September 30, 2019	519

Certain trustees have executed a Deferred Compensation Agreement pursuant to which they have the option to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had

33      INVESCO OPPENHEIMER MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

been invested in shares of the Fund or in other Invesco and/or Invesco Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan

Note 5 - Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with Citibank, N.A., the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Note 6 - Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

34      INVESCO OPPENHEIMER MUNICIPAL FUND

The Fund had a capital loss carryforward as of March 31, 2019, as follows:

Capital Loss Carryforward*
Expiration	Total
Not subject to expiration	$1,867,328

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further the realization of net unrealized gains or losses as of the date of any reorganization.

Note 7 - Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended September 30, 2019 was $21,863,871 and $12,229,886, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$9,143,699
Aggregate unrealized (depreciation) of investments	(281,447)

Net unrealized appreciation of investments	$8,862,252

Cost of investments for tax purposes is $112,937,504.

Note 8 - Share Information

Transactions in shares of beneficial interest were as follows:

		Six Months Ended		Year Ended
	September 30, 2019[1]			March 31, 2019
	Shares	Amount	Shares	Amount
Class A
Sold	1,088,533	$14,525,944	726,167	$9,223,717
Dividends and/or distributions reinvested	77,544	1,039,475	149,349	1,894,492
Redeemed	(262,207)	(3,500,713)	(1,492,917)	(18,950,943)

Net increase (decrease)	903,870	$12,064,706	(617,401)	$(7,832,734)

Class B
Sold	—	$—	—	$—
Dividends and/or distributions reinvested	—	—	45	559
Redeemed[2]	—	—	(16,688)	(211,173)

Net increase (decrease)	—	$—	(16,643)	$(210,614)

35      INVESCO OPPENHEIMER MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

		Six Months Ended		Year Ended
	September 30, 2019[1]			March 31, 2019
	Shares	Amount	Shares	Amount
Class C
Sold	142,953	$1,908,465	146,550	$1,854,845
Dividends and/or distributions reinvested	26,602	355,873	60,702	768,925
Redeemed	(301,643)	(4,039,443)	(548,716)	(6,951,553)

Net increase (decrease)	(132,088)	$(1,775,105)	(341,464)	$(4,327,783)

Class Y
Sold	828,516	$11,099,785	786,739	$9,966,222
Dividends and/or distributions reinvested	42,002	563,193	76,949	976,084
Redeemed	(281,460)	(3,757,124)	(1,037,368)	(13,156,808)

Net increase (decrease)	589,058	$7,905,854	(173,680)	$(2,214,502)

Class R6[3]
Sold	752	$10,000	—	$—
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	—	—	—	—

Net increase (decrease)	752	$10,000	—	$—

1. There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 60% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

2. Effective June 1, 2018, all Class B shares converted to Class A shares.

3. Commencement date after the close of business on May 24, 2019.

Note 9 - Borrowings

The Fund may utilize financial leverage to the maximum extent allowable under the 1940 Act, a fund generally may not borrow money greater than 33 1/3 of the Fund’s total assets.

The Acquired Fund had entered into a Revolving Credit and Security Agreement with conduit lenders and Citibank N.A. which enabled the Fund to participate with certain other Funds in a committed secured borrowing facility that permitted borrowing up to $2.5 billion, collectively, by certain Funds. This revolving credit agreement was secured by the assets of the Fund and terminated on May 24, 2019. In connection with this agreement, for the period April 1, 2019 to May 24, 2019, the Fund incurred fees of $11,903. The average daily balance borrowings under this agreement was $933,333 with a weighted average interest rate of 2.52%.

On May 24, 2019, the Fund entered into a $2.5 billion Revolving Credit and Security Agreement with conduit lenders and Citibank N.A. which enables the Fund to participate with certain other Funds in a committed secured borrowing facility that permits borrowings up to $2.5 billion, collectively by certain Funds. This revolving agreement is secured by the assets

36      INVESCO OPPENHEIMER MUNICIPAL FUND

of the Fund. In connection with this agreement, for the period May 24, 2019 to September 30, 2019, the Fund incurred fees of $22,074. The average daily balance of borrowings under this agreement is $13,953 with a weighted average interest rate of 2.42%. Expenses under the credit agreement are shown in the Statement of Operations as Interest expense on borrowings.

Note 10 - Reverse Repurchase Agreements

Prior to the reorganization, the Acquired Fund engaged in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement.

The Acquired Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty”) which enabled it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permitted aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest was charged to the Acquired Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Acquired Fund was also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Acquired Fund retained the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions were considered secured borrowings for financial reporting purposes. The Acquired Fund also received the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Acquired Fund’s participation in the Facility during the reporting period are included in expenses on the Fund’s Statement of Operations and equal 0.01% of the Acquired Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility were valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund had the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the reporting period. This Facility terminated on May 24, 2019.

37      INVESCO OPPENHEIMER MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

Note 11 - Independent Registered Public Accounting Firm

The Audit Committee of the Board of Trustees appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm of the Fund for the fiscal periods ending after May 24, 2019. Prior to the close of business on May 24, 2019, the Predecessor Fund was a separate series of an unaffiliated investment company and its financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”).

Effective after the close of business on May 24, 2019, the Prior Auditor resigned as the independent registered public accounting firm of the Fund. The Prior Auditor’s report on the financial statements of the Predecessor Fund for the past two fiscal years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the Predecessor Fund’s two most recent fiscal years and through the close of business on May 24, 2019, there were no (1) disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report; or (2) “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

38      INVESCO OPPENHEIMER MUNICIPAL FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

At meetings held on December 14, 2018, the Board of Trustees (the Board or the Trustees) of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved (i) an amendment to the Trust’s Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) to add Invesco Oppenheimer Municipal Fund (the Fund), (ii) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. to add the Fund, (iii) an amendment to the separate sub-advisory contract with Invesco Capital Management LLC to add the Fund, (iv) an amendment to the separate sub-advisory contract with Invesco Asset Management (India) Private Limited to add the Fund, and (v) an initial sub-advisory contract with OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts). Additionally, on March 26, 2019, the Board re-approved an initial sub-advisory contract with OppenheimerFunds, Inc. following its change of control as a result of the acquisition of OppenheimerFunds, Inc. and its subsidiaries, including the Oppenheimer mutual funds (each, an Oppenheimer Fund), by Invesco Ltd. (the OFI Transaction). After evaluating the factors discussed below, among others, the Board approved the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board noted that it had previously approved establishing the Fund at the Board meeting held on October 23, 2018 and that the Fund was formed to acquire the assets and liabilities of an Oppenheimer Fund (the Acquired Fund) with the same investment objective and substantially similar principal investment strategies and risks. At the time of approval, the Fund had no assets and no performance history and the portfolio managers were not employed by Invesco Advisers or any of the Affiliated Sub-Advisers except OppenheimerFunds, Inc., which was not affiliated with Invesco at that time.

In approving the investment advisory agreement and sub-advisory contracts, the Board followed a process similar to the process that it follows in annually reviewing and approving investment advisory agreements and sub-advisory contracts for the series portfolios of funds advised by Invesco Advisers and considered the information provided in the most recent annual review process for those funds as well as the information provided with respect to the Fund. As part of the approval process, the Board reviewed and considered information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board reviewed comparative investment performance and fee data prepared by Invesco Advisers and an independent mutual fund data provider. The Board was assisted in its review by the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees, and by independent legal counsel.

39      INVESCO OPPENHEIMER MUNICIPAL FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS Continued

The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of December 14, 2018 and March 26, 2019 for the sub-advisory contract with OppenheimerFunds, Inc.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A. Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who will provide these services. The Board’s review included consideration of the investment process oversight and structure, credit analysis and investment risk management to be employed in providing advisory services to the Fund. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds and will provide to the Fund, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds, including the Fund, following the OFI Transaction. The Board concluded that the nature, extent and quality of the services to be provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers

40      INVESCO OPPENHEIMER MUNICIPAL FUND

in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B. Fund Investment Performance

The Board noted that the Fund had changed its name and investment policy on October 15, 2018 and would continue the historical performance information of the Acquired Fund following the consummation of the OFI Transaction. The Board considered the performance of the Acquired Fund and the fact that, at the closing of the OFI Transaction, management anticipates that the Fund will be managed pursuant to substantially similar investment strategies and by substantially the same portfolio management team as managed the Acquired Fund. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2017 to the performance of funds in the Morningstar performance universe and against the Fund’s benchmark index. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C. Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Morningstar expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for at least two years from the closing date of the OFI Transaction in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds and closed-end funds in the Fund’s Lipper category advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2017.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D. Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board

41      INVESCO OPPENHEIMER MUNICIPAL FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS Continued

also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund will share directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E. Profitability and Financial Resources

The Board reviewed information from the 2018 contract renewal process provided by Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers will continue to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Invesco Funds, and the profits estimated to be realized by the Fund, to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F. Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits to be received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees to be received for providing administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other

Invesco Funds and the organizational structure employed to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund will not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain

42      INVESCO OPPENHEIMER MUNICIPAL FUND

investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers will receive from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees to be received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

43      INVESCO OPPENHEIMER MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO SCHEDULE OF INVESTMENTS

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

●	Fund reports and prospectuses
●	Quarterly statements
●	Daily confirmations
●	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-PORT. The most recent list of portfolio holdings is available at invesco. com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-PORT on the SEC website at sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

44      INVESCO OPPENHEIMER MUNICIPAL FUND

SHAREHOLDER PROXY

A Special Meeting (“Meeting”) of Shareholders of Invesco Oppenheimer Municipal Fund was held on May 17, 2019. The Meeting was held for the following purpose:

(1) Approval of an Agreement and Plan of Reorganization that provides for the reorganization of Oppenheimer Municipal Fund into Invesco Oppenheimer Municipal Fund.

The results of the voting on the above matter was as follows:

	Votes	Votes	Votes	Broker
Matter	For	Against	Abstain	Non-Votes
(1) Approval of an Agreement and Plan of Reorganization	3,226,866	271,757	872,325	0

45      INVESCO OPPENHEIMER MUNICIPAL FUND

INVESCO’S PRIVACY NOTICE

Invesco recognizes the importance of protecting your personal and financial information when you visit our website located at www.invesco.com (the “Website”). The following information is designed to help you understand the information collection practices at this Website. We will not sell, share or rent your personally identifiable information to others in contravention of this Privacy Policy. When we refer to ourselves as “we” or “Invesco” in this Privacy Policy, we mean our entire company including our affiliates, such as subsidiaries.

By visiting this Website, you are accepting the practices described in this Privacy Policy. If you do not agree to this policy, you may not use this Website. This Privacy Policy is subject to change without notice, from time to time in our sole discretion. You acknowledge that by accessing the Website after we have posted changes to this Privacy Policy, you are agreeing to this Privacy Policy as modified. Please review the Terms of Use1 to learn of other terms and conditions applicable to your use of the Website.

Please note that this Privacy Policy is not an exclusive statement of our privacy principles across all products and services. Other privacy principles or policies may apply depending on the products or services you obtain from Invesco, or the jurisdiction in which you transact with Invesco.

This Privacy Policy was last updated on May 6, 2018.

Information We Collect and Use

We collect personal information you choose to submit to the Website in order to process transactions requested by you and meet our contractual obligations. For example, you can choose to provide your name, contact information, social security number, or tax identification number in connection with accessing your account, or you can choose to provide your personal information when you fill out a secure account question form. Any information collected about you from the Website can, from time to time, be associated with other identifying information we have about you.

In addition, we may gather information about you automatically through your use of the Website, e.g. your IP address, how you navigate the Website, the organization from which you are accessing the Website, and the websites that you access before and after you visit the Website.

When you access the Website, we may also collect information such as unique device identifiers, your screen resolution and other device settings, information about your location, and analytical information about how you use the device from which you are viewing the Website. Where applicable, we may ask your permission before collecting certain information, such as precise geolocation information.

From time to time, we use or augment the personal information we have about you with information obtained from third parties. For example, we use third party information to confirm contact or financial information or to better understand your interests by associating demographic information from third parties with the information you have provided.

How We Use Personal Information

We use your personal information to respond to your inquiries and provide the products and services you request. We also use your information from time to time to deliver the content and services we believe

1NTD

46      INVESCO OPPENHEIMER MUNICIPAL FUND

you will find the most relevant and to provide customer service and support.

We also use the information you provide to further develop and improve our products and services. We aggregate and/or de-identify data about visitors to the Website for various business purposes including product and service development and improvement activities.

How We Share Personal Information

We collaborate with other companies and individuals to perform services for us and on our behalf and we collaborate with our affiliates, other companies and individuals with respect to particular products or services (“Providers”). Examples of Providers include data analysis firms, customer service and support providers, email and SMS vendors, and web-hosting and development companies. Some Providers collect information for us or on our behalf on our Website. These Providers can be provided with access to personal information needed to perform their functions.

We reserve the right to disclose your personal information as required by law, when we believe disclosure is necessary to comply with a regulatory requirement, judicial proceeding, court order or legal process served on us, to protect the safety, rights or property of our customers, the public or Invesco or to enforce the Terms of Use.

If we sell or transfer a business unit (such as a subsidiary) or an asset (such as a website) to another company, we will share your personal information with such company. You will receive notice of such an event and the new entity will inform you of any changes to the practices in this Privacy Policy. If the new entity wishes to make additional use of your information, you have the right to decline such use at that time.

We occasionally disclose aggregate or de-identified data that is not personally identifiable with third parties.

Cookies and Other Tools

Invesco and its Providers collect information about you by using cookies, tracking pixels and other technologies. We use this information to better understand, customize and improve user experience with our websites, services and offerings as well as to manage our advertising. For example, we use web analytics services that use these technologies to gather information to help us understand how visitors engage with and navigate our Website, e.g., how and when pages in a site are visited and by how many visitors. We are also able to offer our visitors a more customized, relevant experience on our sites using these technologies by delivering content and functionality based on your preferences and interests.

Depending on their purpose, some cookies will only operate for the length of a single browsing session, while others have a longer life span to ensure that they fulfill their longer-term purposes. Your web browser can be set to allow you to control whether you will accept cookies or reject cookies, to notify you each time a cookie is sent to your browser, or to delete cookies that have already been set. If your browser is set to reject cookies, certain aspects of the Website that are cookie-enabled will not recognize you when you return to the website, and some Website functionality may be lost. The “Help” section of your browser may tell you how to prevent your browser from accepting cookies. To find out more about cookies, visit www.aboutcookies.org.

47      INVESCO OPPENHEIMER MUNICIPAL FUND

INVESCO’S PRIVACY NOTICE Continued

Security

No data transmission over the internet can be 100% secure, so Invesco cannot ensure or warrant the security of any information you submit to us on this Website. However, Invesco seeks to protect your personal information from unauthorized access or use when you transact business on our Website using technical, administrative and procedural measures. Invesco makes no representation as to the reasonableness, efficacy, or appropriateness of the measures we use to safeguard such information.

Users are responsible for maintaining the secrecy of their own passwords. If you have reason to believe that your interaction with us is no longer secure (for example, if you feel that the security of any account you might have with us has been compromised), please immediately notify us by contacting us as specified below.

Transfer of Data to Other Countries

Any information you provide to Invesco through use of the Website may be stored and processed, transferred between and accessed from the United States, Canada and other countries which do not guarantee the same level of protection of personal information as the one in which you reside. However, Invesco will handle your personal information in accordance with this Privacy Policy regardless of where your personal information is stored/accessed.

Children’s Privacy

We are committed to protecting the privacy of children. We do not knowingly collect personal information from children under the age of 18. If you are under the age of 18, do not provide us with any personal information.

Contact Us

Please contact us if you have any questions or concerns about your personal information or require assistance in managing your choices.

Invesco Ltd.

1555 Peachtree St. NE

Atlanta, GA 30309

By phone:

(404) 439-3236

By fax:

(404) 962-8288

By email:

Anne.Gerry@invesco.com

Please update your account information by logging in or contact us by email or telephone as specified above to update your account information whenever such information ceases to be complete or accurate.

You may also contact us to:

48      INVESCO OPPENHEIMER MUNICIPAL FUND

●	Request that we amend, rectify, delete or update the personal data we hold about you;

●	Where possible (e.g. in relation to marketing) amend or update your choices around processing;

●	Request a copy of personal data held by us.

Disclaimer

Where the Website contains links to third-party websites/content/services that are not owned or controlled by Invesco, Invesco is not responsible for how these properties operate or treat your personal information so we recommend that you read the privacy policies and terms associated with these third party properties carefully.

49      INVESCO OPPENHEIMER MUNICIPAL FUND

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Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco Distributors, Inc.	O-MUNI-SAR-1 11272019

Item 2. Code of Ethics.

Not required for a semiannual report

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

During the reporting period, PricewaterhouseCoopers LLC (“PwC”) advised the Audit Committee of the following matters for consideration under the SEC’s auditor independence rules. PwC advised the Audit Committee that a PwC Senior Associate, a PwC Manager and a PwC Director each held financial interests in investment companies within the Invesco Fund Complex that were inconsistent with the requirements of Rule 2-01(c)(1) of Regulation S-X. PwC noted, among other things, that during the time of its audit, the engagement team was not aware of the investments (or with respect to the PwC Senior Associate and one PwC Manager. was not aware until after the investments were confirmed as SEC exceptions), the individuals were not in the chain of command of the audit or the audit partners of Invesco or the affiliate of the Registrant, the services each individual provided were not relied upon by the audit engagement team with respect to the audit of the Registrant or its affiliates (or with respect to the PwC Senior Associate, the services were performed by an individual who did not have decision-making responsibilities for matters that materially affected the audit and were reviewed by team members at least two levels higher than the PwC Senior Associate), and the investments were not material to the net worth of each individual or their respective immediate family members which PwC considered in reaching its conclusion. PwC advised the Audit Committee that it believes its objectivity and impartiality had not been adversely affected by these matters as they related to the audit of the Registrant.

On May 24, 2019, certain investment advisor subsidiaries of Invesco Ltd. assumed management responsibility from Oppenheimer Funds, Inc. (“OFI”) for 83 open-end mutual funds and 20 exchange-traded funds (collectively, the “Oppenheimer Funds”). Assumption of management responsibility for the Oppenheimer Funds was accomplished through the reorganization of each Oppenheimer Fund into a new Invesco shell fund (collectively, the “New Invesco Funds”) that did not have pre-existing assets (together, the “Reorganizations”). The Reorganizations were part of the acquisition by Invesco Ltd. (together with its subsidiaries, “Invesco”) of the asset management business of OFI (including the Oppenheimer Funds) from Massachusetts Mutual Life Insurance Company (“MassMutual”), which was also consummated on May 24, 2019 (the “Acquisition”). Subsequent to the Acquisition, MassMutual became a significant shareholder of Invesco, and the Invesco Ltd. board of directors expanded by one director with the addition of a director selected by MassMutual.

Prior to the consummation of the Acquisition and the Reorganizations on May 24, 2019, PwC completed an independence assessment to evaluate the services and relationships with OFI and its affiliates, which became affiliates of Invesco upon the closing of the Acquisition. The assessment identified the following relationship and services that are inconsistent with the auditor independence rules under Rule 2-01 of Regulation S-X (“Rule 2-01”) if provided to an affiliate of an audit client. A retired PwC partner who receives a benefit from PwC that is not fully funded, served as a member of Audit Committee of the Boards of Trustees of certain Oppenheimer Funds prior to the Acquisition (the “Pre-Reorganization Relationship”). Additionally, PwC provided certain non-audit services including, expert legal services to one Oppenheimer Fund, custody of client assets in connection with payroll services, a non-audit service performed pursuant to a success-based fee, non-audit services in which PwC acted as an advocate on behalf of a MassMutual foreign affiliate and certain employee activities undertaken in connection with the provision of non-audit services for MassMutual and certain MassMutual foreign affiliates (collectively, the “Pre-Reorganization Services”).

PwC and the Audit Committees of the New Invesco Funds each considered the impact that the Pre-Reorganization Relationship and Services have on PwC’s independence with respect to the New Invesco Funds. On the basis of the nature of the relationship and services performed, and in particular the mitigating factors described below, PwC concluded that a reasonable investor, possessing knowledge of all the relevant facts and circumstances regarding the Pre-Reorganization Relationship and Services, would conclude that the Pre-Reorganization Relationship and Services do not impair PwC’s ability to exhibit the requisite objectivity and impartiality to report on the financial statements of the New Invesco Funds for the years ending May 31, 2019 – April 30, 2020 (“PwC’s Conclusion”).

The Audit Committees of the Boards of Trustees of the New Invesco Funds, based upon PwC’s Conclusion and the concurrence of Invesco, considered the relevant facts and circumstances including the mitigating factors described below and, after careful consideration, concluded that PwC is capable of exercising objective and impartial judgment in connection with its audits of the financial statements of the New Invesco Funds that the respective Boards of Trustees oversee.

Mitigating factors that PwC and the Audit Committees considered in reaching their respective conclusions included, among others, the following factors:

•	none of the Pre-Reorganization Relationship or Services created a mutuality of interest between PwC and the New Invesco Funds;
•	PwC will not act in a management or employee capacity for the New Invesco Funds or their affiliates during any portion of PwC’s professional engagement period;
•

other than the expert legal services, Pre-Reorganization Services that have been provided to OFI, MassMutual and their affiliates do not have any impact on the financial statements of the New Invesco Funds;

•

as it relates to the expert legal services, while the service provided by PwC related to litigation involving one Oppenheimer Fund, the impact of the litigation on the Oppenheimer Fund’s financial statements was based upon OFI’s decision, and OFI management represented that the PwC service was not considered a significant component of its decision;

•

while certain employees of OFI who were involved in the financial reporting process of the Oppenheimer Funds will be employed by Invesco subsequent to the Reorganizations, existing officers of other Invesco Funds will serve as Principal Executive Officer and Principal Financial Officer or equivalent roles for the New Invesco Funds, and are ultimately responsible for the accuracy of all financial statement assertions for the entirety of the financial reporting periods for the New Invesco Funds;

•

the Pre-Reorganization Services giving rise to the lack of independence were provided to, or entered into with, OFI, MassMutual and their affiliates at a time when PwC had no independence restriction with respect to these entities;

•	with the exception of the expert legal service provided to one Oppenheimer Fund, none of the Pre-Reorganization Services affected the operations or financial reporting of the New Invesco Funds;
•

the Pre-Reorganization Services provided by PwC to OFI, MassMutual and their affiliates were performed by persons who were not, and will not be, part of the audit engagement team for the New Invesco Funds; and

•	the fees associated with the Pre-Reorganization Services were not material to MassMutual, Invesco or PwC.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None

Item 11. Controls and Procedures.

(a)

As of November 22, 2019, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of November 22, 2019, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

13(a) (1)	Not applicable.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

13(a) (3)	Not applicable.

13(a) (4)	Registrant’s Independent Public Accountant, attached as Exhibit 99. ACCT

13(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:    AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	December 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	December 5, 2019

By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer

Date:	December 5, 2019